Prepared by or at the direction of:
      Rees M. Sumerlord
      P.O. Box 190 Brunswick, GA 31521

STATE OF GEORGIA
COUNTY OF GLYNN

                   AMENDMENT NO. 3 TO SUBLEASE AGREEMENT
                   -------------------------------------

          This Amendment to Sublease Agreement made this the 23rd day of February 1998, by and between the BRUNSWICK AND GLYNN COUNTY DEVELOPMENT AUTHORITY, hereinafter referred to as "Authority" or "Sublessor," and GULFSTREAM AEROSPACE CORPORATION, a Georgia Corporation, hereinafter referred to as "Sublessee."

                            W I T N E S S E T H:
                            --------------------

          WHEREAS, the Brunswick and Glynn County Development Authority and Gulfstream Aerospace Corporation, a Georgia Corporation, entered into a Sublease Agreement on June 1, 1992, a copy of which is recorded in the Office of the Clerk of Glynn County Superior Court in Deed Book 42-W, page 48; and amended by Agreement dated May 23, 1994, recorded in Deed Book 54-D, page 75; and amended by Agreement dated May 25, 1995, recorded in Deed Book 58-L, page 91; and

          WHEREAS, Glynn County Georgia, as Lessor and Authority, as Lessee, entered into a Lease Agreement dated October 11, 1988, a copy of which is recorded in the Office of the Clerk of Glynn County Superior Court in Deed Book 32-Q, page 595; and amended by Agreement dated May 4, 1990, recorded in Deed Book 35-E, page 335; and amended by Agreement dated June 22, 1990, recorded in Deed Book 35-P, page 61; and amended by Agreement dated October 20, 1995, recorded in Deed Book 60-I, page 217; and amended by Agreement dated August 22, 1996, recorded in Deed Book 65-M, page 148; and

          WHEREAS, the real property which is the subject of this amendment and said Sublease Agreement dated June 1, 1992, as amended, is a portion of the real property which was the subject of said Lease Agreement dated October 11, 1988, as amended; and

          WHEREAS, pursuant to said Lease Agreement dated October 11, 1988, as amended, the Authority is the successor in interest to Glynn County, Georgia, and authorized to enter into this amendment; and

          WHEREAS, the Glynn County Airport Commission (GCAC) has been given the power to carry out and enforce the terms, conditions and provisions of any written lease or sublease between the County or the Authority and any third party occupying any portion of airport property of the County; and

          WHEREAS, the Authority and Sublessee mutually desire to amend paragraph 3, of said Sublease Agreement entered into on June 1, 1992, as amended;

          NOW THEREFORE, for and in consideration of the premises herein set forth and the terms and conditions hereinafter stated, the Authority and Sublessee agree to and hereby do amend said Sublease Agreement dated June 1, 1992, as amended, as follows, to-wit:

          1. Delete paragraph 3 in its entirety and insert the following in lieu thereof:

          Paragraph 3. Option to Renew. Sublessee shall have the option to renew this Sublease for five (5) renewal terms of one (1) year and zero (0) months beginning the 1st day of June 1998, unless this Sublease is terminated as a result of Sublessee's default and breach.

          Sublessee shall not exercise any option to renew for more than one renewal term at a time during either the base term or any renewal term of this Sublease. Sublessee shall deliver to Sublessor written notice of its intent to renew this Sublease at least ninety (90) days prior to the expiration of the base term or any renewal term then in effect.

          Except for the amount of the rental rate, unless otherwise provided for within Paragraph 4 all agreements and conditions in this Sublease shall have the same force and effect for each renewal term as for the base term unless the parties otherwise agree in writing.

          At the end of the last of the five renewal terms, the Sublessee may request new negotiations for the leasehold and improvements. This request shall be submitted in writing at least ninety (90) days prior to the termination of the last option period. The Sublessor agrees to enter into good faith negotiations prior to negotiations with any other prospective Sublessee.

          2. All other terms and provisions of said Sublease Agreement dated June 1, 1992, as amended, shall remain of full force and effect.

          IN WITNESS WHEREOF, each of the respective parties hereto (and in the case of a corporation, an authority or partnership, by and through its duly authorized officers or partners) has caused these presents to be duly signed, sealed and delivered as of the date first above written in the preamble, but on the date set forth beside each respective signature.

Signed, sealed and delivered              SUBLESSOR:
his 23rd day of February, 1998,
in the presence of:                       BRUNSWICK AND GLYNN COUNTY
                                          DEVELOPMENT AUTHORITY

 /s/  [Illegible]
-------------------------------
Witness                                 BY:  /s/ Ben T. Slade, III
                                           ---------------------------
                                           Ben T. Slade, III
                                           Chairman
 /s/ Penny P. Moore
-------------------------------
Notary Public

                                    ATTEST:  /s/ Jack Hartman
                                           ---------------------------
                                           Jack Hartman
                                           Secretary-Treasurer

                                                (Agency Seal)



Signed, sealed and delivered              SUBLESSEE:
this 10th day of February,
1998, in the presence of:
                                          GULFSTREAM AEROSPACE
                                          CORPORATION
 /s/  [Illegible]
-------------------------------
Witness
                                        BY:  /s/ Robert L. Williams
                                           ---------------------------
                                           Treasurer

 /s/ April S. Wiggins
-------------------------------
Notary Public
                                    ATTEST:  /s/ Ira P. Berman
                                           ---------------------------
                                           Senior Vice President
                                              (Corporate Seal)